Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ensysce Biosciences, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Lynn Kirkpatrick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 30, 2023	By:	/s/ Lynn Kirkpatrick
Lynn Kirkpatrick
Chief Executive Officer (Principal Executive Officer)